Exhibit 99.1

The Chubb Corporation	Supplementary Investor Information	September 30, 2003

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2003

Page

The Chubb Corporation:
Sources of Consolidated Net Income	1
Share Data	2
Consolidated Balance Sheet Highlights	3
Summary of Invested Assets:
Corporate	4
Property and Casualty	4
Property and Casualty Insurance Group:
Investment Income After Taxes	5
Statutory Policyholders’ Surplus	5
Combined Loss and Expense Ratios	6
Claims and Claim Expense Components	6
Change in Net Unpaid Claims	7
Underwriting Results — Year-to-Date	8-11
Underwriting Results — Quarterly	12-15
Definitions of Key Terms	16

THE CHUBB CORPORATION

SOURCES OF CONSOLIDATED NET INCOME

	PERIODS ENDED SEPTEMBER 30

	THIRD QUARTER		NINE MONTHS

	2003	2002	2003	2002

	(in millions)
Property and Casualty
Net Premiums Written	$2,845.5	$2,315.2	$8,137.5	$6,620.2

Underwriting Income (Loss)(a)	70.6	(646.2)	242.0	(564.8)
Investment Income, Net of Expenses	269.6	233.3	776.7	691.3
Other Charges	(.9)	(3.5)	(22.6)	(16.8)

Property and Casualty Income (Loss)	339.3	(416.4)	996.1	109.7
Chubb Financial Solutions Non-Insurance Business	(38.8)	(40.4)	(30.6)	(55.9)
Corporate and Other	(23.3)	(19.7)	(102.4)	(55.4)

Consolidated Operating Income (Loss) Before Income Tax	277.2	(476.5)	863.1	(1.6)
Federal and Foreign Income Tax (Credit)	56.7	(205.8)	182.3	(118.8)

CONSOLIDATED OPERATING INCOME (LOSS)	220.5	(270.7)	680.8	117.2
Realized Investment Gains After Income Tax	39.3	28.6	55.7	49.1

CONSOLIDATED NET INCOME (LOSS)	$259.8	$(242.1)	$736.5	$166.3

PROPERTY AND CASUALTY INVESTMENT INCOME AFTER INCOME TAX	$213.9	$190.1	$619.1	$566.5

Effective January 1, 2003, the Corporation adopted the fair value method of accounting for stock-based employee compensation plans using the modified prospective method of transition. The change in accounting resulted in a decrease in operating income before income tax of $15.4 million ($10.4 million after-tax) for the third quarter of 2003 and $51.1 million ($35.7 million after-tax) for the nine months ended September 30, 2003.

(a)	The underwriting loss for the first nine months and third quarter of 2002 includes net losses of $625.0 million ($406.3 million after-tax) recognized in the third quarter related to asbestos and toxic waste claims.

THE CHUBB CORPORATION

SHARE DATA

	PERIODS ENDED SEPTEMBER 30

	THIRD QUARTER		NINE MONTHS

	2003	2002	2003	2002

Diluted Earnings Per Share Data
Operating Income (Loss)	$1.16	$(1.59)	$3.82	$.68
Realized Investment Gains	.21	.17	.31	.28

Net Income (Loss)	$1.37	$(1.42)	$4.13	$.96

Effect of Catastrophe Losses	$(.33)	$(.20)	$(.95)	$(.28)

Effect of Asbestos and Toxic Waste Losses	$—	$(2.38)	$—	$(2.50)

Effect of Chubb Financial Solutions Non-Insurance Business	$(.14)	$(.15)	$(.11)	$(.21)

Effect of Expensing Stock Options	$(.05)	$—	$(.20)	$—

Average Common and Potentially Dilutive Shares Outstanding (in millions)	189.4	170.6	178.4	173.3

SHARE REPURCHASE ACTIVITY

	PERIODS ENDED SEPTEMBER 30
			FROM
	THIRD	NINE	FEBRUARY 1994
	QUARTER	MONTHS	TO
	2003	2003	SEPTEMBER 30, 2003

	(dollars in millions, except per share amounts)
Cost of Shares Repurchased	—	—	$2,633.4
Average Cost Per Share	—	—	$64.71
Shares Repurchased	—	—	40,698,200

In February 1994, the Board of Directors authorized the repurchase of up to 10,000,000 shares of common stock. Through March 1997, 6,851,600 shares were repurchased under the 1994 share repurchase authorization. In March 1997, the Board of Directors replaced the 1994 authorization with a new authorization to repurchase up to 17,500,000 shares of common stock. In July 1998, the Board of Directors authorized the repurchase of up to an additional 12,500,000 shares. In June 2001, the Board of Directors authorized the repurchase of up to an additional 16,000,000 shares; the 2001 authorization expired on June 30, 2003. As of September 30, 2003, 3,287,100 shares remained under the 1998 share repurchase authorization.

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Sept. 30	Dec. 31
	2003	2002

	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,689.4	$1,756.7
Fixed Maturities
Tax Exempt	11,140.7	9,877.8
Taxable	10,393.3	8,385.7
Equity Securities	1,482.7	992.2

Total Invested Assets	$25,706.1	$21,012.4

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$40.7	$55.8

Capitalization
Long Term Debt	$2,814.1	$1,959.1
Shareholders’ Equity	8,477.6	6,859.2

Total Capitalization	$11,291.7	$8,818.3

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	24.9%	22.2%
Actual Common Shares Outstanding	187.7	171.2
Book Value Per Common Share	$45.17	$40.06
Book Value Per Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$41.82	$36.61

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value

	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2003	2002	2003	2002	2003	2002

	(in millions)
Short Term Investments	$894.5	$106.4	$894.5	$106.4	$894.5	$106.4
Taxable Fixed Maturities	396.2	144.7	400.6	150.3	400.6	150.3
Equity Securities	8.5	71.0	8.4	71.3	8.4	71.3

TOTAL	$1,299.2	$322.1	$1,303.5	$328.0	$1,303.5	$328.0

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value

	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2003	2002	2003	2002	2003	2002

	(in millions)
Short Term Investments	$1,794.9	$1,650.3	$1,794.9	$1,650.3	$1,794.9	$1,650.3
Fixed Maturities
Tax Exempt	10,507.1	9,244.1	11,181.4	9,933.6	11,140.7	9,877.8
Taxable	9,665.8	7,967.8	9,992.7	8,235.4	9,992.7	8,235.4
Common Stocks	1,358.4	886.0	1,426.4	874.7	1,426.4	874.7
Preferred Stocks	40.7	41.3	47.9	46.2	47.9	46.2

TOTAL	$23,366.9	$19,789.5	$24,443.3	$20,740.2	$24,402.6	$20,684.4

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED SEPTEMBER 30

	THIRD QUARTER		NINE MONTHS

	2003	2002	2003	2002

	(in millions)
Investment Income
Dividends	$9.0	$3.0	$19.9	$7.5
Taxable Interest	86.2	76.7	253.1	220.8
Tax Exempt Interest	121.5	115.6	357.4	349.8
Investment Expenses	(2.8)	(5.2)	(11.3)	(11.6)

TOTAL	$213.9	$190.1	$619.1	$566.5

Amounts are shown net of applicable income taxes.

Effective Tax Rate	20.7%	18.5%	20.3%	18.1%
After Tax Annualized Yield	3.71%	4.31%	3.83%	4.41%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31
	2003	2002

	(in millions)
Estimated Statutory Policyholders’ Surplus	$6,200	$4,512
Rolling Year Statutory Net Premiums Written	10,538	9,034
Ratio of Statutory Net Premiums Written to Estimated Policyholders’ Surplus	1.70:1	2.00:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

UNDERWRITING RATIOS

	PERIODS ENDED SEPTEMBER 30

	THIRD QUARTER		NINE MONTHS

	2003	2002	2003	2002

Loss Ratio	65.7%	98.8%	65.1%	77.2%
Expense Ratio	30.9	31.2	30.7	31.5

Combined Ratio	96.6%	130.0%	95.8%	108.7%

Effect of Catastrophe Losses on Combined Ratio	3.7%	2.5%	3.5%	1.3%

The 2002 underwriting ratios include the effect of losses of $625.0 million related to asbestos and toxic waste claims recognized in the third quarter. Excluding the effect of such losses, the losses to premiums earned ratio was 68.7% for the third quarter of 2002 and 66.5% for the nine months ended September 30, 2002 and the combined loss and expense ratio was 99.9% and 98.0%, respectively.

CLAIMS AND CLAIM EXPENSE COMPONENTS

	PERIODS ENDED SEPTEMBER 30

	THIRD QUARTER		NINE MONTHS

	2003	2002	2003	2002

			(in millions)
Paid Claims and Claim Expenses	$1,337.4	$1,019.6	$3,708.9	$3,278.9
Increase in Unpaid Claims and Claim Expenses	373.9	1,032.4	1,141.1	1,234.1

Total Claims and Claim Expenses	$1,711.3	$2,052.0	$4,850.0	$4,513.0

The increase in unpaid claims and claim expenses for the third quarter and the first nine months of 2002 includes $611.7 million and $617.5 million, respectively, related to asbestos and toxic waste claims.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID CLAIMS
NINE MONTHS ENDED SEPTEMBER 30, 2003

					All Other
	Net Unpaid Claims			IBNR	Unpaid Claims
				Increase	Increase
	9/30/2003	12/31/02	Increase	(Decrease)	(Decrease)

			(in millions)
PERSONAL INSURANCE
Automobile	$333.3	$306.7	$26.6	$8.8	$17.8
Homeowners	569.7	488.3	81.4	70.4	11.0
Other	294.5	271.3	23.2	5.2	18.0

Total Personal	1,197.5	1,066.3	131.2	84.4	46.8

COMMERCIAL INSURANCE
Multiple Peril	1,229.8	1,224.4	5.4	41.1	(35.7)
Casualty	3,649.4	3,526.0	123.4	(29.0)	152.4
Workers’ Compensation	835.4	746.6	88.8	52.3	36.5
Property and Marine	440.1	371.2	68.9	64.7	4.2

Total Commercial	6,154.7	5,868.2	286.5	129.1	157.4

SPECIALTY INSURANCE
Executive Protection	3,811.0	3,335.3	475.7	246.5	229.2
Financial Institutions	1,664.3	1,580.5	83.8	220.6	(136.8)
Other	955.2	791.3	163.9	214.1	(50.2)

Total Specialty	6,430.5	5,707.1	723.4	681.2	42.2

TOTAL	$13,782.7	$12,641.6	$1,141.1	$894.7	$246.4

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal

	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$443.6	$402.1	$1,114.2	$971.1	$391.4	$364.1	$1,949.2	$1,737.3
Increase (Decrease) in Unearned Premiums	28.4	26.0	93.6	115.9	23.2	28.5	145.2	170.4

Net Premiums Earned	415.2	376.1	1,020.6	855.2	368.2	335.6	1,804.0	1,566.9

Net Losses Paid	261.7	229.8	653.5	525.8	145.5	139.8	1,060.7	895.4
Increase (Decrease) in Outstanding Losses	26.6	27.3	81.4	72.0	23.2	10.2	131.2	109.5

Net Losses Incurred	288.3	257.1	734.9	597.8	168.7	150.0	1,191.9	1,004.9

Expenses Incurred	130.5	121.0	385.2	347.2	125.0	119.4	640.7	587.6
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Underwriting Income (Loss)	$(3.6)	$(2.0)	$(99.5)	$(89.8)	$74.5	$66.2	$(28.6)	$(25.6)

Ratios After Dividends to Policyholders:
Loss	69.5%	68.4%	72.0%	69.9%	45.8%	44.7%	66.1%	64.2%
Expense	29.4	30.1	34.6	35.8	32.0	32.8	32.8	33.8

Combined	98.9%	98.5%	106.6%	105.7%	77.8%	77.5%	98.9%	98.0%

Premiums Written as a % of Total	5.5%	6.1%	13.7%	14.7%	4.8%	5.5%	24.0%	26.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$809.4	$687.5	$1,010.0	$834.7	$475.9	$350.3	$766.1	$652.7	$3,061.4	$2,525.2
Increase (Decrease) in Unearned Premiums	53.3	69.6	109.1	134.8	74.1	48.5	38.7	155.7	275.2	408.6

Net Premiums Earned	756.1	617.9	900.9	699.9	401.8	301.8	727.4	497.0	2,786.2	2,116.6

Net Losses Paid	401.6	426.0	414.8	488.3	178.1	150.5	331.6	265.3	1,326.1	1,330.1
Increase (Decrease) in Outstanding Losses	5.4	(36.4)	123.4	601.9	88.8	37.4	68.9	(1.7)	286.5	601.2

Net Losses Incurred	407.0	389.6	538.2	1,090.2	266.9	187.9	400.5	263.6	1,612.6	1,931.3

Expenses Incurred	295.5	264.2	292.3	251.0	112.4	88.4	262.2	216.7	962.4	820.3
Dividends Incurred	0.0	0.0	0.0	0.0	9.7	17.3	0.0	0.0	9.7	17.3

Underwriting Income (Loss)	$53.6	$(35.9)	$70.4	$(641.3)	$12.8	$8.2	$64.7	$16.7	$201.5	$(652.3)

Ratios After Dividends to Policyholders:
Loss	53.8%	63.1%	59.8%	155.8%	68.1%	66.1%	55.1%	53.0%	58.1%	92.0%
Expense	36.5	38.4	28.9	30.0	24.1	26.5	34.2	33.2	31.5	32.7

Combined	90.3%	101.5%	88.7%	185.8%	92.2%	92.6%	89.3%	86.2%	89.6%	124.7%

Premiums Written as a % of Total	9.9%	10.4%	12.4%	12.6%	5.9%	5.3%	9.4%	9.8%	37.6%	38.1%

The Property and Casualty underwriting results for 2002 include the effect of losses of $625.0 million related to asbestos and toxic waste claims recognized in the third quarter. For the nine months ended September 30, 2002, excluding the effect of such losses, the combined loss and expense ratio was 96.5% for Casualty and 94.9% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$1,526.0	$1,214.3	$603.4	$508.3	$997.5	$635.1	$3,126.9	$2,357.7	$8,137.5	$6,620.2
Increase (Decrease) in Unearned Premiums	89.4	52.2	25.5	38.3	135.6	81.9	250.5	172.4	670.9	751.4

Net Premiums Earned	1,436.6	1,162.1	577.9	470.0	861.9	553.2	2,876.4	2,185.3	7,466.6	5,868.8

Net Losses Paid	658.8	625.7	397.6	228.3	265.7	199.4	1,322.1	1,053.4	3,708.9	3,278.9
Increase (Decrease) in Outstanding Losses	475.7	291.0	83.8	120.3	163.9	112.1	723.4	523.4	1,141.1	1,234.1

Net Losses Incurred	1,134.5	916.7	481.4	348.6	429.6	311.5	2,045.5	1,576.8	4,850.0	4,513.0

Expenses Incurred	381.3	326.5	163.7	139.5	342.2	201.4	887.2	667.4	2,490.3	2,075.3
Dividends Incurred	0.0	0.0	5.6	8.0	2.7	1.3	8.3	9.3	18.0	26.6

Underwriting Income (Loss)	$(79.2)	$(81.1)	$(72.8)	$(26.1)	$87.4	$39.0	$(64.6)	$(68.2)	108.3	(746.1)

Increase in Deferred Acquisition Costs									133.7	181.3

Adjusted Underwriting Income (Loss)									$242.0	$(564.8)

Ratios After Dividends to Policyholders:
Loss	79.0%	78.9%	84.1%	75.4%	50.0%	56.4%	71.3%	72.5%	65.1%	77.2%
Expense	25.0	26.9	27.4	27.9	34.4	31.8	28.5	28.4	30.7	31.5

Combined	104.0%	105.8%	111.5%	103.3%	84.4%	88.2%	99.8%	100.9%	95.8%	108.7%

Premiums Written as a % of Total	18.7%	18.3%	7.4%	7.7%	12.3%	9.6%	38.4%	35.6%	100.0%	100.0%

The Property and Casualty underwriting results for 2002 include the effect of losses of $625.0 million related to asbestos and toxic waste claims recognized in the third quarter. For the nine months ended September 30, 2002, excluding the effect of such losses, the combined loss and expense ratio was 98.0% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total

	2003	2002	2003	2002	2003	2002

Net Premiums Written	$6,735.2	$5,504.7	$1,402.3	$1,115.5	$8,137.5	$6,620.2
Increase (Decrease) in Unearned Premiums	603.6	675.7	67.3	75.7	670.9	751.4

Net Premiums Earned	6,131.6	4,829.0	1,335.0	1,039.8	7,466.6	5,868.8

Net Losses Paid	3,350.1	2,875.6	358.8	403.3	3,708.9	3,278.9
Increase (Decrease) in Outstanding Losses	748.6	955.7	392.5	278.4	1,141.1	1,234.1

Net Losses Incurred	4,098.7	3,831.3	751.3	681.7	4,850.0	4,513.0

Expenses Incurred	1,995.0	1,649.0	495.3	426.3	2,490.3	2,075.3
Dividends Incurred	18.0	26.6	0.0	0.0	18.0	26.6

Underwriting Income (Loss)	$19.9	$(677.9)	$88.4	$(68.2)	108.3	(746.1)

Increase in Deferred Acquisition Costs					133.7	181.3

Adjusted Underwriting Income (Loss)					$242.0	$(564.8)

Ratios After Dividends to Policyholders:
Loss	67.0%	79.8%	56.3%	65.6%	65.1%	77.2%
Expense	29.7	30.1	35.3	38.2	30.7	31.5

Combined	96.7%	109.9%	91.6%	103.8%	95.8%	108.7%

Premiums Written as a % of Total	82.8%	83.2%	17.2%	16.8%	100.0%	100.0%

The Property and Casualty underwriting results for 2002 include the effect of losses of $625.0 million related to asbestos and toxic waste claims recognized in the third quarter. For the nine months ended September 30, 2002, excluding the effect of such losses, the combined loss and expense ratio was 96.9% for United States Total and 98.0% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTER ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal

	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$154.3	$144.0	$402.9	$353.4	$132.1	$123.3	$689.3	$620.7
Increase (Decrease) in Unearned Premiums	10.7	12.2	50.8	53.5	7.7	8.9	69.2	74.6

Net Premiums Earned	143.6	131.8	352.1	299.9	124.4	114.4	620.1	546.1

Net Losses Paid	88.7	76.7	219.1	185.5	56.3	53.8	364.1	316.0
Increase (Decrease) in Outstanding Losses	8.9	9.9	49.2	35.2	0.4	(2.4)	58.5	42.7

Net Losses Incurred	97.6	86.6	268.3	220.7	56.7	51.4	422.6	358.7

Expenses Incurred	43.8	41.5	131.1	124.4	43.8	41.1	218.7	207.0
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Underwriting Income (Loss)	$2.2	$3.7	$(47.3)	$(45.2)	$23.9	$21.9	$(21.2)	$(19.6)

Ratios After Dividends to Policyholders:
Loss	68.0%	65.7%	76.2%	73.6%	45.6%	44.9%	68.2%	65.7%
Expense	28.4	28.8	32.5	35.2	33.1	33.4	31.7	33.3

Combined	96.4%	94.5%	108.7%	108.8%	78.7%	78.3%	99.9%	99.0%

Premiums Written as a % of Total	5.4%	6.2%	14.2%	15.3%	4.6%	5.3%	24.2%	26.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTER ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$276.6	$235.1	$331.4	$275.9	$158.4	$116.4	$253.6	$238.4	$1,020.0	$865.8
Increase (Decrease) in Unearned Premiums	4.4	17.0	10.1	20.4	13.0	3.6	7.1	48.5	34.6	89.5

Net Premiums Earned	272.2	218.1	321.3	255.5	145.4	112.8	246.5	189.9	985.4	776.3

Net Losses Paid	152.8	136.4	142.7	126.5	58.5	48.3	117.0	74.4	471.0	385.6
Increase (Decrease) in Outstanding Losses	2.2	2.7	54.6	647.2	42.8	22.3	11.1	42.4	110.7	714.6

Net Losses Incurred	155.0	139.1	197.3	773.7	101.3	70.6	128.1	116.8	581.7	1,100.2

Expenses Incurred	99.0	92.3	97.4	83.5	35.6	27.8	87.2	76.6	319.2	280.2
Dividends Incurred	(0.1)	0.0	0.0	0.0	3.0	6.6	0.0	0.0	2.9	6.6

Underwriting Income (Loss)	$18.3	$(13.3)	$26.6	$(601.7)	$5.5	$7.8	$31.2	$(3.5)	$81.6	$(610.7)

Ratios After Dividends to Policyholders:
Loss	56.9%	63.8%	61.4%	302.8%	71.2%	66.5%	52.0%	61.5%	59.2%	143.0%
Expense	35.8	39.2	29.4	30.3	22.9	25.3	34.4	32.1	31.4	32.6

Combined	92.7%	103.0%	90.8%	333.1%	94.1%	91.8%	86.4%	93.6%	90.6%	175.6

Premiums Written as a % of Total	9.7%	10.2%	11.6%	11.9%	5.6%	5.0%	8.9%	10.3%	35.8%	37.4%

The Property and Casualty underwriting results for 2002 include the effect of losses of $625.0 million related to asbestos and toxic waste claims recognized in the third quarter. For the third quarter of 2002, excluding the effect of such losses, the combined loss and expense ratio was 88.5% for Casualty and 94.4% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTER ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$525.0	$442.8	$182.8	$168.2	$428.4	$217.7	$1,136.2	$828.7	$2,845.5	$2,315.2
Increase (Decrease) in Unearned Premiums	35.8	33.0	(6.1)	4.4	103.8	28.2	133.5	65.6	237.3	229.7

Net Premiums Earned	489.2	409.8	188.9	163.8	324.6	189.5	1,002.7	763.1	2,608.2	2,085.5

Net Losses Paid	309.0	191.3	141.7	59.7	51.6	67.0	502.3	318.0	1,337.4	1,019.6
Increase (Decrease) in Outstanding Losses	75.7	161.4	10.6	81.3	118.4	32.4	204.7	275.1	373.9	1,032.4

Net Losses Incurred	384.7	352.7	152.3	141.0	170.0	99.4	707.0	593.1	1,711.3	2,052.0

Expenses Incurred	134.2	116.3	54.4	47.5	150.2	68.6	338.8	232.4	876.7	719.6
Dividends Incurred	0.0	0.0	1.7	1.9	1.4	0.5	3.1	2.4	6.0	9.0

Underwriting Income (Loss)	$(29.7)	$(59.2)	$(19.5)	$(26.6)	$3.0	$21.0	$(46.2)	$(64.8)	14.2	(695.1)

Increase in Deferred Acquisition Costs									56.4	48.9

Adjusted Underwriting Income (Loss)									$70.6	$(646.2)

Ratios After Dividends to Policyholders:
Loss	78.6%	86.1%	81.4%	87.1%	52.6%	52.6%	70.7%	78.0%	65.7%	98.8%
Expense	25.6	26.2	30.0	28.6	35.2	31.6	29.9	28.1	30.9	31.2

Combined	104.2%	112.3%	111.4%	115.7%	87.8%	84.2%	100.6%	106.1%	96.6%	130.0%

Premiums Written as a % of Total	18.5%	19.1%	6.4%	7.3%	15.1%	9.4%	40.0%	35.8%	100.0%	100.0%

The Property and Casualty underwriting results for 2002 include the effect of losses of $625.0 million related to asbestos and toxic waste claims recognized in the third quarter. For the third quarter of 2002, excluding the effect of such losses, the combined loss and expense ratio was 99.9% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTER ENDED SEPTEMBER 30, 2003 AND 2002
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total

	2003	2002	2003	2002	2003	2002

Net Premiums Written	$2,415.4	$1,962.2	$430.1	$353.0	$2,845.5	$2,315.2
Increase (Decrease) in Unearned Premiums	279.7	249.2	(42.4)	(19.5)	237.3	229.7

Net Premiums Earned	2,135.7	1,713.0	472.5	372.5	2,608.2	2,085.5

Net Losses Paid	1,141.7	892.6	195.7	127.0	1,337.4	1,019.6
Increase (Decrease) in Outstanding Losses	322.7	859.6	51.2	172.8	373.9	1,032.4

Net Losses Incurred	1,464.4	1,752.2	246.9	299.8	1,711.3	2,052.0

Expenses Incurred	719.2	584.8	157.5	134.8	876.7	719.6
Dividends Incurred	6.0	9.0	0.0	0.0	6.0	9.0

Underwriting Income (Loss)	$(53.9)	$(633.0)	$68.1	$(62.1)	14.2	(695.1)

Increase in Deferred Acquisition Costs					56.4	48.9

Adjusted Underwriting Income (Loss)					$70.6	$(646.2)

Ratios After Dividends to Policyholders:
Loss	68.8%	102.8%	52.3%	80.5%	65.7%	98.8%
Expense	29.8	29.9	36.6	38.2	30.9	31.2

Combined	98.6%	132.7%	88.9%	118.7%	96.6%	130.0%

Premiums Written as a % of Total	84.9%	84.8%	15.1%	15.2%	100.0%	100.0%

The Property and Casualty underwriting results for 2002 include the effect of losses of $625.0 million related to asbestos and toxic waste claims recognized in the third quarter. For the third quarter of 2002, excluding the effect of such losses, the combined loss and expense ratio was 96.1% for United States Total and 99.9% for Worldwide Total.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Ratio or Combined Loss and Expense Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. The Corporation evaluates the performance of its insurance businesses by using the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies. It is the sum of the ratio of losses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. To convert underwriting expenses to a GAAP basis, policy acquisition expenses are deferred and recognized over the period in which the related premiums are earned.